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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2002

LOTUS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24999	52-1947160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18200 Von Karman Avenue, Suite 730, Irvine, CA (Address of Principal executive offices)	92612 (Zip Code)

Registrant's telephone number, including area code: (949) 475-1880

  Item 4. Changes in Registrant's Certifying Accountant.

  (a)
  Previous independent accountant.

        Ernst & Young LLP has been the independent accountant of Correlant Communications, Inc. ("Correlant"), a "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X) of Lotus Pacific, Inc., a Delaware corporation (the "Registrant" or "Lotus Pacific"), in connection with the preparation of the Correlant's financial statements for Correlant's fiscal years ended September 30, 2000 and 2001. On March 31, 1999, Lotus Pacific acquired a controlling interest in Correlant, as previously disclosed in Lotus Pacific's filings with the Commission.

        In connection with the preparation of the Lotus Pacific's consolidated financial statements for the fiscal year ended June 30, 2000 (with Correlant included in the consolidated group), Lotus Pacific's auditors, Larson, Allen, Weishair & Co., relied on the report of Ernst & Young LLP at and for the 12 months ended June 30, 2000 (Correlant's fiscal year end is September 30 and Registrant's fiscal year end is June 30). In connection with the preparation of the Lotus Pacific's consolidated financial statements for the fiscal year ended June 30, 2001, Larson, Allen, Weishair & Co., did not rely on any report of Ernst & Young LLP at and for the 12 months ended June 30, 2001.

        Ernst & Young LLP continued as the independent accountant of Correlant for the fiscal years ended September 30, 2000 and September 30, 2001.

        As disclosed in Registrant's Current Reports on Form 8-K and 8-K/A as filed with the Commission on March 26, 28 and April 12, 2002, Registrant has dismissed Larson, Allen, Weishair & Co. as Registrant's independent accountants and have replaced such firm with Hein + Associates.

        Following Lotus Pacific's engagement of Hein + Associates as its independent accountants, effective April 23, 2002, Correlant has decided to dismiss Ernst & Young LLP as its independent accountants of record. Correlant's decision to dismiss Ernst & Young LLP was due to the desire of Lotus Pacific, the parent company of Correlant, to use one independent accounting firm to audit the consolidated financial statements.

        The reports of Ernst & Young LLP on Correlant's financial statements for the 12 months ended June 30, 2000 and the fiscal years ended September 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. For the fiscal years ended September 30, 2000 and 2001 and through the effective date of its dismissal, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused such firm to make reference thereto in their reports on the financial statements for 12 months ended June 30, 2000 and the fiscal years ended September 30, 2000 and 2001.

        The Board of Directors of Correlant approved the decision to dismiss Ernst & Young LLP.

        Enclosed as Exhibit 16.2 hereto is a letter of Ernst & Young LLP addressed to the Securities and Exchange Commission as to whether or not it agrees with the above statements.

        Ernst & Young LLP will continue to be the independent accountant of record for Correlant in connection with the Registrant's filings with the Commission for the 12 months ended June 30, 2000.

  (b)
  New independent accountant.

        As of April 23, 2002, Correlant engaged Hein + Associates LLP, Orange, California, as its new independent accountant. As disclosed in Registrant's Current Reports on Form 8-K and 8-K/A as filed with the Commission on March 26, 28 and April 12, 2002, Hein + Associates LLP had been previously engaged by Lotus Pacific as its new independent accountant effective March 25, 2002.

        Prior to the engagement of Hein + Associates LLP, neither Lotus Pacific nor Correlant consulted with Hein + Associates LLP with respect to their application of accounting principles to a specific completed or contemplated transaction or type of audit opinion that might be rendered.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

        Exhibit 16.2 Letter of Ernst & Young LLP dated April 23, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PACIFIC, INC. (Registrant)
Date: April 24, 2002	By:	/s/ YONG YAN Yong Yan President, CEO and CFO

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SIGNATURES